Sub-Item 77O: Transactions Effected Pursuant To Rule 10f-3

Name of Fund:	Goldman Sachs Income Builder Fund
Name of Underwriter or Dealer Purchased From:
J.P. Morgan Securities LLC
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Barclays Capital Inc.;
BNP Paribas Securities Corp.;
 Credit Agricole Securities (USA) Inc.;
 Deutsche Bank Securities Inc.;
J.P. Morgan Securities LLC; Merrill Lynch,
Pierce, Fenner & Smith, Inc.; Morgan Stanley & Co. LLC
Name of Issuer:	SFR GROUP SA
Title of Security:	SFR GROUP SA 7.375%
 01 MAY 2026-21 144A
Date of First Offering:	04/06/16
Dollar Amount Purchased:	2,650,000
Number of Shares or Par Value of Bonds Purchased:
2,650,000
Price Per Unit:	100.00
Resolution Approved:  	Approved at the
August 18, 2016 Board Meeting.

Name of Fund:	Goldman Sachs Income Builder Fund
Name of Underwriter or Dealer Purchased From:
J.P. Morgan Securities LLC
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Barclays Capital Inc.;
 BNP Paribas Securities Corp.;
Credit Suisse Securities (USA) LLC;
 Deutsche Bank Securities Inc.;
J.P. Morgan Securities LLC;
 Merrill Lynch, Pierce, Fenner & Smith, Inc.;
 Morgan Stanley & Co. LLC; RBC Capital Markets,
LLC

Name of Issuer:	ALTICE US FINANCE I CORP
Title of Security:	ALTICE US FINANCE
I CORPO 5.5% 15 MAY 2026-21 144A
Date of First Offering:	04/19/16
Dollar Amount Purchased:	5,100,000
Number of Shares or Par Value of Bonds Purchased:
	5,100,000
Price Per Unit:	100.00
Resolution Approved:  	Approved at the
August 18, 2016 Board Meeting.

Name of Fund:	Goldman Sachs Income Builder Fund
Name of Underwriter or Dealer Purchased From:
	Citigroup Global Markets Inc.
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Citigroup Global Markets Inc.;
 Credit Suisse Securities (USA) LLC;
 Deutsche Bank Securities Inc.;
 J.P. Morgan Securities LLC;
Jefferies LLC; KeyBanc Capital Markets Inc.;
 Morgan Stanley & Co. LLC
Name of Issuer:	PQ CORP
Title of Security:
PQ CORPORATION 6.75% 15 NOV 2022-19 144A
Date of First Offering:	04/26/16
Dollar Amount Purchased:	3,400,000
Number of Shares or Par Value of Bonds Purchased:
	3,400,000
Price Per Unit:	100.00
Resolution Approved:  	Approved at the
 August 18, 2016 Board Meeting.

Name of Fund:	Goldman Sachs Income Builder Fund
Name of Underwriter or Dealer Purchased From:
	Citigroup Global Markets Inc.
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Barclays Capital Inc.;
 Citigroup Global Markets Inc.;
 Deutsche Bank Securities Inc.
Name of Issuer:	ARDAGH PKG FIN/HLDGS USA
Title of Security:
ARDAGH PACKAGING FINANCE 7.25% 15
 MAY 2024-19 144A
Date of First Offering:	04/29/16
Dollar Amount Purchased:
3,834,000
Number of Shares or Par Value of Bonds Purchased:
	3,834,000
Price Per Unit:	100.00
Resolution Approved:
Approved at the August 18, 2016 Board Meeting.

Name of Fund:	Goldman Sachs Income Builder Fund
Name of Underwriter or Dealer Purchased From:
Citigroup Global Markets Inc.
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Barclays Capital Inc.;
 Citigroup Global Markets Inc.;
Deutsche Bank Securities Inc.
Name of Issuer:	ARDAGH PKG FIN/HLDGS USA
Title of Security:
ARDAGH PACKAGING FINANCE P FRN 15 MAY 2021-17 144A
Date of First Offering:	04/29/16
Dollar Amount Purchased:	6,517,250
Number of Shares or Par Value of Bonds Purchased:
	6,550,000
Price Per Unit:	99.50
Resolution Approved:  	Approved at the
 August 18, 2016 Board Meeting.

Name of Fund:	Goldman Sachs
 Emerging Markets Equity Fund
Name of Underwriter or Dealer Purchased From:
	Citigroup Global Markets Ltd.
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Citigroup Global Markets Inc.;
 J.P. Morgan Securities LLC
Name of Issuer:	MONETA MONEY BANK AS
Title of Security:	MONETA MONEY BANK, A.S.
Date of First Offering:	05/06/16
Dollar Amount Purchased:	1,988,894
Number of Shares or Par Value of Bonds Purchased:
	692,100
Price Per Unit:	68.00
Resolution Approved:  	Approved at the
 August 18, 2016 Board Meeting.

Name of Fund:	Goldman Sachs Income Builder Fund
Name of Underwriter or Dealer Purchased From:
Barclays Capital Inc.
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Barclays Capital Inc.;
 Citigroup Global Markets Inc.;
Deutsche Bank Securities Inc.;
Merrill Lynch, Pierce, Fenner & Smith, Inc.
Name of Issuer:	NXP BV/NXP FUNDING LLC
Title of Security:	NXP B V / NXP
FUNDING LLC 4.125% 01 JUN 2021 144A
Date of First Offering:	05/18/16
Dollar Amount Purchased:	7,000,000
Number of Shares or Par Value of Bonds Purchased:
7,000,000
Price Per Unit:	100.00
Resolution Approved:  	Approved at the
 August 18, 2016 Board Meeting.

Name of Fund:	Goldman Sachs Income Builder Fund
Name of Underwriter or Dealer Purchased From:
	J.P. Morgan Securities LLC
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Barclays Capital Inc.;
 Capital One Securities, Inc.;
Citigroup Global Markets Inc.;
Credit Suisse Securities (USA) LLC;
 Deutsche Bank Securities Inc.;
 J.P. Morgan Securities LLC; Merrill Lynch,
Pierce, Fenner & Smith, Inc.;
 Morgan Stanley & Co. LLC; Regions Bank;
 Stifel, Nicolaus & Company, Inc.;
 U.S. Bancorp Investments, Inc.;
Wells Fargo Securities, LLC
Name of Issuer:	VEREIT OPERATING PARTNER
Title of Security:
VEREIT OPERATING PARTNERSHIP
 4.125% 01 JUN 2021-21
Date of First Offering:	05/18/16
Dollar Amount Purchased:
5,350,000
Number of Shares or Par Value
 of Bonds Purchased:	5,350,000
Price Per Unit:	100.00
Resolution Approved:
Approved at the August 18, 2016 Board Meeting.

Name of Fund:	Goldman Sachs Income Builder Fund
Name of Underwriter or Dealer Purchased From:
	J.P. Morgan Securities LLC
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Barclays Capital Inc.;
BMO Capital Markets Corp.;
CIBC World Markets Corp;
 Citigroup Global Markets Inc.;
Deutsche Bank Securities Inc.;
J.P. Morgan Securities LLC;
Merrill Lynch, Pierce, Fenner & Smith, Inc.;
 Morgan Stanley & Co. LLC; RBC Capital Markets,
LLC; Scotia Capital (USA) Inc.;
 TD Securities USA LLC
Name of Issuer:	TECK RESOURCES LIMITED
 8% 01 JUN 2021-18 144A
Title of Security:	TECK RESOURCES
 LIMITED 8% 01 JUN 2021-18 144A
Date of First Offering:	05/26/16
Dollar Amount Purchased:
1,000,000
Number of Shares or Par Value of
Bonds Purchased:	1,000,000
Price Per Unit:	100.00
Resolution Approved:  	Approved at the
 August 18, 2016 Board Meeting.

Name of Fund:	Goldman Sachs
 Income Builder Fund
Name of Underwriter or Dealer Purchased From:
	J.P. Morgan Securities LLC
Names of Underwriting Syndicate Members:
	Goldman, Sachs & Co.;
Barclays Capital Inc.; BMO Capital Markets Corp.;
 CIBC World Markets Corp;
Citigroup Global Markets Inc.;
Deutsche Bank Securities Inc.;
J.P. Morgan Securities LLC; Merrill Lynch,
Pierce, Fenner & Smith, Inc.; Morgan Stanley & Co. LLC;
 RBC Capital Markets, LLC; Scotia Capital (USA) Inc.;
TD Securities USA LLC
Name of Issuer:	TECK RESOURCES LIMITED
 8.5% 01 JUN 2024-19 144A
Title of Security:	TECK RESOURCES
LIMITED 8.5% 01 JUN 2024-19 144A
Date of First Offering:	05/26/16
Dollar Amount Purchased:	950,000

Number of Shares or Par Value of Bonds Purchased:
	950,000
Price Per Unit:	100.00
Resolution Approved:  	Approved at the
 August 18, 2016 Board Meeting.


Name of Fund:	Goldman Sachs
 Income Builder Fund
Name of Underwriter or
 Dealer Purchased From:
	Morgan Stanley & Co. LLC
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Barclays
Capital Inc.;
 Citigroup Global Markets Inc.;
Fifth Third Securities, Inc.;
Industrial and Commercial
 Bank of China Ltd.;
 J.P. Morgan Securities LLC;
 Merrill Lynch, Pierce,
Fenner & Smith, Inc.;
Mitsubishi UFJ Securities (USA), Inc.;
 Morgan Stanley & Co. LLC;
Rabo Securities USA, Inc.;
Scotia Capital (USA) Inc.;
Wells Fargo Securities, LLC;
The Williams Capital Group, L.P.
Name of Issuer:
	KFC HLD/PIZZA HUT/TACO
Title of Security:
KFC HOLDING CO. 5% 01 JUN 2024-19 144A
Date of First Offering:	06/02/16
Dollar Amount Purchased:
1,035,000
Number of Shares or Par Value of Bonds Purchased:
	1,035,000
Price Per Unit:	100.00
Resolution Approved:
Approved at the August 18, 2016 Board Meeting.

Name of Fund:	Goldman Sachs Income Builder Fund
Name of Underwriter or Dealer Purchased From:
Morgan Stanley & Co. LLC
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Barclays Capital Inc.;
Citigroup Global Markets Inc.;
Fifth Third Securities, Inc.;
Industrial and Commercial Bank of China Ltd.;
 J.P. Morgan Securities LLC;
 Merrill Lynch, Pierce, Fenner & Smith, Inc.;
 Mitsubishi UFJ Securities (USA), Inc.;
Morgan Stanley & Co. LLC;
 Rabo Securities USA, Inc.;
Scotia Capital (USA) Inc.;
Wells Fargo Securities, LLC;
The Williams Capital Group, L.P.
Name of Issuer:	KFC HLD/PIZZA HUT/TACO
Title of Security:	KFC HOLDING CO.
 5.25% 01 JUN 2026-21 144A
Date of First Offering:	06/02/16
Dollar Amount Purchased:	1,030,000
Number of Shares or Par Value of Bonds Purchased:
	1,030,000
Price Per Unit:	100.00
Resolution Approved:
Approved at the August 18, 2016 Board Meeting.

Name of Fund:	Goldman Sachs Asia Equity Fund
Name of Underwriter or Dealer Purchased From:
Morgan Stanley & Co. LLC
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Credit Suisse Securities (USA) LLC;
 Deutsche Bank Securities Inc.; Evercore Group, L.L.C.;
J.P. Morgan Securities LLC; Macquarie Capital (USA) Inc.;
 Merrill Lynch, Pierce, Fenner & Smith, Inc.;
Morgan Stanley & Co. LLC; Nomura Securities International, Inc.
Name of Issuer:	LINE Corp
Title of Security:	LINE CORPORATION-ADR
Date of First Offering:	07/11/16
Dollar Amount Purchased:	8,276
Number of Shares or Par Value of Bonds Purchased:	252
Price Per Unit:	32.84
Resolution Approved:  	Expected to be approved at the
 December 14-15, 2016 Board Meeting.

Name of Fund:	Goldman Sachs Emerging Markets Equity Fund
Name of Underwriter or Dealer Purchased From:
Morgan Stanley & Co. LLC
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Credit Suisse Securities (USA) LLC; Deutsche Bank Securities Inc.; Evercore Group, L.L.C.;
J.P. Morgan Securities LLC; Macquarie Capital (USA) Inc.;
 Merrill Lynch, Pierce, Fenner & Smith, Inc.;
Morgan Stanley & Co. LLC; Nomura Securities International, Inc.
Name of Issuer:	LINE Corp
Title of Security:	LINE CORPORATION-ADR
Date of First Offering:	07/11/16
Dollar Amount Purchased:	61,476
Number of Shares or Par Value of Bonds Purchased:
	1,872
Price Per Unit:	32.84
Resolution Approved:  	Expected to be approved at
 the December 14-15, 2016 Board Meeting.

Name of Fund:	Goldman Sachs Income Builder Fund
Name of Underwriter or Dealer Purchased From:
Citigroup Global Markets Inc.
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; BBVA Securities Inc.;
Citigroup Global Markets Inc.;
Deutsche Bank Securities Inc.;
Fifth Third Securities, Inc.;
J.P. Morgan Securities LLC;
KeyBanc Capital Markets Inc.; Merrill Lynch, Pierce,
 Fenner & Smith, Inc.; Mitsubishi UFJ Securities (USA), Inc.;
 Mizuho Securities USA Inc.; Morgan Stanley & Co. LLC;
 PNC Capital Markets LLC;
Scotia Capital (USA) Inc.; Scott & Stringfellow, LLC;
 SunTrust Robinson Humphrey, Inc.;
TD Securities USA LLC; U.S. Bancorp Investments, Inc.
Name of Issuer:	VALVOLINE INC
Title of Security:	VALVOLINE INC.
5.5% 15 JUL 2024-19 144A
Date of First Offering:	07/13/16
Dollar Amount Purchased:	1,000,000
Number of Shares or Par Value of Bonds Purchased:
	1,000,000
Price Per Unit:	100.00
Resolution Approved:  	Expected to be approved
 at the December 14-15, 2016 Board Meeting.

Name of Fund:	Goldman Sachs Income Builder Fund
Name of Underwriter or Dealer Purchased From:
Barclays Capital Inc.
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Barclays Capital Inc.;
Citigroup Global Markets Inc.;
 Credit Suisse Securities (USA) LLC;
 Deutsche Bank Securities Inc.;
J.P. Morgan Securities LLC; Merrill Lynch,
 Pierce, Fenner & Smith, Inc.;
PNC Capital Markets LLC; SunTrust
 Robinson Humphrey, Inc.
Name of Issuer:	AXALTA COATING SYSTEMS
Title of Security:
AXALTA COATING SYSTEMS, 4.875% 15
AUG 2024-19 144A
Date of First Offering:	08/02/16
Dollar Amount Purchased:
1,693,047
Number of Shares or Par Value of Bonds Purchased:
	1,700,000
Price Per Unit:	99.59
Resolution Approved:
Expected to be approved at the
 December 14-15, 2016 Board Meeting.

Name of Fund:	Goldman Sachs Income Builder Fund
Name of Underwriter or Dealer Purchased From:
Merrill Lynch, Pierce, Fenner & Smith, Inc.
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Barclays Capital Inc.;
Blackstone Advisory Partners LP; Citicorp USA, INC.;
 Credit Agricole Securities (USA) Inc.;
 Credit Suisse (USA), Inc.;
Deutsche Bank Securities Inc.;
HSBC Securities (USA) Inc.;
J.P. Morgan Securities LLC;
Mitsubishi UFJ Securities (USA), Inc.;
Mizuho Securities USA Inc.;
Morgan Stanley & Co. LLC;
RBC Dominion Securities Inc.;
 RBS Securities Inc.;
SMBC Nikko Securities Inc.;
 Standard Chartered Bank;
 U.S. Bancorp Investments, Inc.;
Wells Fargo Securities, LLC
Name of Issuer:	HILTON ESCROW LLC / CORP
Title of Security:
HILTON ESCROW ISSUER LLC 4.25% 01
 SEP 2024-19 144A
Date of First Offering:	08/08/16
Dollar Amount Purchased:
5,400,000
Number of Shares or Par Value
of Bonds Purchased:	5,400,000
Price Per Unit:	100.00
Resolution Approved:
Expected to be approved at the
 December 14-15, 2016 Board Meeting.

Name of Fund:
Goldman Sachs Tactical Tilt Overlay Fund
Name of Underwriter or Dealer Purchased From:
	Merrill Lynch, Pierce, Fenner & Smith, Inc.
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Barclays Capital Inc.;
BBVA Securities Inc.; Capital One Securities, Inc.;
Deutsche Bank Securities Inc.;
J.P. Morgan Securities LLC;
 KeyBanc Capital Markets Inc.;
Merrill Lynch, Pierce, Fenner & Smith, Inc.;
RBC Capital Markets, LLC;
Santander Investment Securities Inc.;
 Scotia Capital (USA) Inc.; Tudor,
 Pickering, Holt & Co. Securities, Inc.;
 U.S. Bancorp Investments, Inc.;
 Wells Fargo Securities, LLC
Name of Issuer:	SM ENERGY CO
Title of Security:
SM ENERGY COMPANY 6.75% 15 SEP 2026-21
Date of First Offering:	09/07/16
Dollar Amount Purchased:
400,000
Number of Shares or Par Value of
Bonds Purchased:	400,000
Price Per Unit:	100.00
Resolution Approved:
Expected to be approved at
 the December 14-15, 2016 Board Meeting.

Name of Fund:	Goldman Sachs
 Tactical Tilt Overlay Fund
Name of Underwriter or Dealer Purchased From:
	RBC Capital Markets, LLC
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; BBVA Securities Inc.;
Capital One Securities, Inc.;
CIBC World Markets Corp.;
 Citigroup Global Markets Inc.;
Credit Suisse Securities (USA) LLC;
 Deutsche Bank Securities Inc.;
 Evercore Group, L.L.C.;
ING Financial Markets LLC;
J.P. Morgan Securities LLC;
Johnson Rice & Company L.L.C.;
RBC Capital Markets, LLC;
Scott & Stringfellow, LLC;
Tudor, Pickering, Holt & Co. Securities, Inc.;
 U.S. Bancorp Investments, Inc.;
Wells Fargo Securities, LLC
Name of Issuer:	OASIS PETROLEUM INC
Title of Security:
OASIS PETROLEUM INC. 2.625% 15 SEP 2023-20
Date of First Offering:	09/14/16
Dollar Amount Purchased:
4,600,000
Number of Shares or Par Value of Bonds Purchased:
	4,600,000
Price Per Unit:	100.00
Resolution Approved:
Expected to be approved at
the December 14-15, 2016 Board Meeting.

Name of Fund:	Goldman Sachs Income Builder Fund
Name of Underwriter or Dealer Purchased From:
Wells Fargo Securities, LLC
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; ABN AMRO Securities (USA) LLC;
 Barclays Capital Inc.; BBVA Securities Inc.;
 BNP Paribas Securities Corp.;
Capital One Securities, Inc.;
Citigroup Global Markets Inc.;
 Credit Suisse Securities (USA) LLC;
 Deutsche Bank Securities Inc.;
The Huntington Investment Company;
 ING Financial Markets LLC;
J.P. Morgan Securities LLC;
Merrill Lynch, Pierce, Fenner & Smith, Inc.;
Mitsubishi UFJ Securities (USA), Inc.;
 Morgan Stanley & Co. LLC;
 PNC Capital Markets LLC;
RBC Capital Markets, LLC;
Scotia Capital (USA) Inc.;
Scott & Stringfellow, LLC;
SMBC Nikko Securities Inc.;
 SunTrust Robinson Humphrey, Inc.;
 TD Securities USA LLC;
U.S. Bancorp Investments, Inc.;
 Wells Fargo Securities, LLC
Name of Issuer:	TARGA RESOURCES PARTNERS
Title of Security:
TARGA RESOURCES PARTNER 5.125%
 01 FEB 2025-20 144A
Date of First Offering:	09/22/16
Dollar Amount Purchased:
7,450,000
Number of Shares or Par Value
of Bonds Purchased:	7,450,000
Price Per Unit:	100.00
Resolution Approved:
Expected to be approved at the
December 14-15, 2016 Board Meeting.

	Resolution adopted at the
 Meeting of the Board of Trustees
 on August 18, 2016.

RESOLVED, that, in reliance upon the
written report provided by
Goldman Sachs Asset Management, L.P. (GSAM) to the Trustees, all purchases made during the calendar quarter ended June 30, 2016 by the Goldman Sachs Trust and Goldman Sachs
 Variable Insurance Trust (the Trusts)
on behalf of their Funds of instruments
during the existence of underwriting or
selling syndicates, under circumstances w here Goldman, Sachs & Co. or any of its affiliates is a member of the syndicate, were effected in compliance with the procedures adopted by the
Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended (the 1940 Act).

	Resolution expected to be adopted at
the Meeting of the Board of Trustees on December
 14-15, 2016.

RESOLVED, that, in reliance upon the written
 report provided by Goldman Sachs Asset Management, L.P.
(GSAM) to the Trustees, all purchases made during the calendar quarter ended
September 30, 2016 by the Goldman Sachs Trust
 and Goldman Sachs Variable Insurance Trust
(the Trusts) on behalf of their Funds of instruments during the existence of underwriting or selling syndicates,
under circumstances where
Goldman, Sachs & Co. or any of its
 affiliates is a member of the
syndicate, were effected in
compliance with the procedures
adopted by the Trustees pursuant
to Rule 10f-3 under the
Investment Company Act of 1940,
as amended (the 1940 Act).